Exhibit 10.1

China Changjiang Mining

& New Energy Co., LTD. Unanimous Written Consent Of Board of Directors In Lieu of Special Meeting The undersigned, being the Board of Directors of China Changjiang Mining & New Energy Co., LTD., a Nevada Corporation (the“Corporation”), hereby waives the calling or holding of a meeting of the Board of Directors of the Corporation (the “Board”), consents in writing as of this day of February 24, 2023 to the following actions and directs that this unanimous written consent be filed by the Corporation’s Secretary with the minutes of proceedings of the Board. WHEREAS, the Corporation desires to appoint Wenhui Chen, Hui Huang, Qunxiang Huang, Jianbin Jiang, Zuhua Wan as its Directors. Now therefore, FURTHER RESOLVED, the Board of Directors of the Corporation be and hereby is authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the Board of Directors so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution. The taking of such action shall be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby. IN WITNESS WHEREOF, the undersigned being the Board of Directors of China Changjiang Mining & New Energy Co., LTD., has executed this Consent as of the day and year first written above. Chongyi Yang, Director Director State of Country of This record was signed and sworn to on by date print name of signer

Notary Signature

China ChangJiang Mining & New Energy Co., LTD.
Unanimous Written Consent Of Board of Directors In Lieu of Special Meeting

The undersigned, being the Board of Directors of China Changjiang Mining & New Energy Co., LTD., a Nevada Corporation (the"Corporation"), hereby waives the calling or holding of a meeting of the Board of Directors of the Corporation (the "Board"), consents in writing as of this 7th day of July 2023 to the following actions and directs that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board.

WHEREAS, the Corporation desires to appoint Mr. Hougang Ji, Ms. Shaoxian Mai and Mr. Yitao Ouyang as its Directors.

New therefore,

FURTHER RESOLVED, the Board of Directors of the Corporation be and hereby is authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the Board of Directors so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution. The taking of such action shall be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

IN WITNESS WHEREOF, the undersigned being the Board of Directors of China Changjiang Mining & New Energy Co., LTD., has executed this Consent as of the day and year first written above.

Chongyi Yang, Director

Wenhui Chen, Director

Hui Huang, Director

Qunxiang Huang, Director

Jianbin Jiang, Director

Zuhua Wan, Director

Huiyi Xiao,

Director State of ______

Country of ______